UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2023

Green Giant Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GGE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement;

On March 23, 2023, Green Giant Energy Texas Inc. (“Green Giant Energy”), an indirect wholly owned subsidiary of Green Giant Inc., entered into a sales contract with AGR Enterprises Inc. (“AGR”), pursuant to which Green Giant Energy agreed to purchase, and AGR agreed to sell to Green Giant Energy, 80 MT Zorba Scrap, with the unit price of $1,930 per MT.

The foregoing description of the sales contract does not purport to be complete and is qualified in its entirety by reference to the sales contract, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Sales Contract, dated March 23, 2023, by and between Green Giant Energy Texas Inc. and AGR Enterprises Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2023	Green Giant Inc.

	By:	/s/ Yuhuai Luo
		Name:	Yuhuai Luo
		Title:	Chief Executive Officer

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